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                                  FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934

    Date of Report (Date of earliest event reported):  November 15, 1997


                               METROCALL, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                          0-21924                   54-1215634
----------------------------      ------------------------      -------------------
(State or other jurisdiction      (Commission File Number)         (IRS Employer
of incorporation)                                               Identification No.)


              6677 Richmond Highway, Alexandria, Virginia  22306
              --------------------------------------------------
                   (Address of principal executive offices)


     Registrant's telephone number, including area code:  (703) 660-6677

                                Not Applicable
                         ----------------------------
        (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

        On November 21, 1997, Metrocall, Inc. issued a press release announcing the maturity of the Variable Common Rights (the "VCR"s) issued as part of the consideration in the merger of A+ Network, Inc. with and into Metrocall, Inc. pursuant to a Variable Common Rights Agreement (the "VCR Agreement") dated November 15, 1996. Pursuant to the VCR Agreement, the required VCR payment amount was determined to be zero. Metrocall has elected not to extend the maturity of the VCRs beyond the maturity date and therefore all rights under the VCR Agreement were terminated effective November 15, 1997.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS


Exhibit                   Description
-------                   -----------

 99.1          Press Release dated November 21, 1997.





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                                  SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 1997



                                           METROCALL, INC.

                                           /s/ Vincent D. Kelly
                                           --------------------------
                                           Vincent D. Kelly
                                           Chief Financial Officer, Treasurer
                                           and Vice President



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                                EXHIBIT INDEX


Exhibit                   Description
-------                   -----------

99.1            Press Release dated November 21, 1997




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